                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            BCT INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14a.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

Notes:

                            BCT INTERNATIONAL, INC.
                             3000 N.E. 30TH PLACE
                      FORT LAUDERDALE, FLORIDA 33306-1957


Dear Stockholder:

    The 1995 Annual Meeting of Stockholders of BCT International, Inc. will be held at the BCT Corporate Printing Facility, 5353 N.W. 35th Avenue, Fort Lauderdale, Florida, on Wednesday, November 15, 1995 at 9:00 a.m. You are invited to attend the meeting to consider personally the business described in the accompanying notice of annual meeting and proxy statement.

    At the meeting there will be a current report on the activities of the Company. Stockholders will have an opportunity at that time to comment on or to inquire about the affairs of the Company that may be of interest to stockholders generally.

    It is important to ensure that your shares be represented at the meeting whether or not you plan personally to attend. We urge you to promptly complete, sign, date, and return the enclosed proxy in the enclosed envelope. If you attend the meeting, you may revoke your proxy and vote in person by giving notice to the Secretary in writing before the proxy is voted.

Sincerely,

/s/ WILLIAM A. WILKERSON

WILLIAM A. WILKERSON
Chairman of the Board and Chief Executive Officer


September 29, 1995

                            BCT INTERNATIONAL, INC.
                              3000 N.E. 30TH PLACE
                      FORT LAUDERDALE, FLORIDA 33306-1957



                             NOTICE OF 1995 ANNUAL
                            MEETING OF STOCKHOLDERS
                            -----------------------


    NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Stockholders of BCT International, Inc., (the "Company") will be held at the BCT Corporate Printing Facility, 5353 N.W. 35th Avenue, Fort Lauderdale, Florida 33309 on Wednesday, November 15, 1995 at 9:00 a.m. (local time) for the following purposes:

    A. To elect directors.

    B. To consider and vote on:

       (1) A proposal to approve the selection by the Board of Directors of the firm of Price Waterhouse LLP as independent auditors of the Company for the fiscal year ending February 29, 1996.

       (2) A proposal to approve the Company's 1995 Stock Option Plan.

    C. To transact such other business as may properly come before the meeting.

    Only stockholders of record at the close of business on September 22, 1995 are entitled to notice of and to vote at the annual meeting.

    The Company's Proxy Statement is submitted herewith. The Company's Annual Report for the fiscal year ended February 28, 1995 is enclosed.

                                 By Order of the Board of Directors

                                 /s/ DONNA M. PAGANO-LEO

                                 DONNA M. PAGANO-LEO
                                 Secretary

    A proxy is enclosed with this Notice and Proxy Statement. Please COMPLETE, SIGN, DATE and promptly return your proxy in the enclosed envelope. This will assure a quorum and save further solicitation costs. If you attend the meeting, you may revoke your proxy and vote in person by giving notice to the Secretary in writing before the proxy is voted.

                            BCT INTERNATIONAL, INC.
                             3000 N.E. 30TH PLACE
                      FORT LAUDERDALE, FLORIDA 33306-1957
                           TELEPHONE (305) 563-1224

                                  1995 ANNUAL
                            MEETING OF STOCKHOLDERS

                             ---------------------
                                PROXY STATEMENT
                             ---------------------


                              SEPTEMBER 29, 1995

                              GENERAL INFORMATION

INTRODUCTION

    The enclosed proxy, which is to be used only at the Annual Meeting of Stockholders of BCT International, Inc., (the "Company") to be held on November 15, 1995 and any and all adjournments thereof (the "Annual Meeting"), is solicited on behalf of the Board of Directors of the Company at the Company's expense. The purposes of the Annual Meeting are set forth in the accompanying Notice of 1995 Annual Meeting of Stockholders.

    The solicitation is being made by mail, but officers of the Company may solicit proxies personally, by telephone, fax or by telegram. The Company does not presently intend to pay compensation to anyone for the solicitation of proxies, except that it will reimburse brokers, custodians and other nominees and fiduciaries for the cost of transmitting the proxy material to stockholders.

    Any stockholder executing a proxy retains the right to revoke it by written notice to the Secretary of the Company at any time before it is voted.

    Only holders of record of issued and outstanding Common Stock, $.04 par value per share ("Common Stock"), of the Company at the close of business on September 22, 1995 are entitled to vote at the Annual Meeting. Each share is entitled to one vote. As of that date, the Company had outstanding 4,792,230 shares of Common Stock. The presence, in person or by proxy, of a majority of the issued and outstanding Common Stock of the Company will constitute a quorum for the transaction of business at the Annual Meeting.

    Shares represented by proxy in the form enclosed, duly executed and returned to the Company prior to or at the Annual Meeting and not revoked, will be voted. Where a specification is made by means of the ballot provided in the proxy, such proxy will be voted in accordance with such specification. Where no such specification is made, such proxy will be voted for the election of Directors and in favor of the proposals described herein and listed as Proposals 1 and 2 in the accompanying Notice of 1995 Annual Meeting of Stockholders.

    As of this date, the Board of Directors is not aware that any matter is to be presented for action at the Annual Meeting other than those referred to in the Notice of 1995 Annual Meeting of Stockholders, but the proxy form sent herewith, if executed and returned, gives discretionary authority with respect to any other matters that may come before the Annual Meeting.

    This proxy material, including the Notice of 1995 Annual Meeting of Stockholders, Proxy Statement, Proxy and Annual Report for the fiscal year ended February 28, 1995, was first mailed to stockholders on or about September 29, 1995.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of September 22, 1995, information with respect to the only persons known to the Company to be beneficial owners of more than 5% of the Company's outstanding stock (excluding treasury stock), as well as the beneficial ownership of all directors and officers of the Company individually and all directors and officers as a group. Based on the information available to the Company, except as set forth in the accompanying footnotes, each person has sole investment and voting power with respect to the shares of Common Stock indicated. At September 22, 1995, 4,792,230 shares of common stock were outstanding.

                                               Number of Shares     Percent of
                                                 Beneficially       Outstanding
Name                                              Owned (1)        Common Stock
----                                              ---------        ------------
Certain Beneficial Owners:
Steven N. Bronson                                 673,194 (2)         13.41%
     Barber & Bronson, Inc.
     2101 West Commercial Blvd.
     Suite 1500
     Fort Lauderdale, FL 33309

Officers and Directors:

William A. Wilkerson                            1,327,387 (3)         25.83%
Bill LeVine                                       685,032 (4)         13.11%
Henry A. Johnson                                  151,847 (5)          3.14%
Robert F. Bond                                    101,250 (6)          2.07%
Raymond J. Kiernan                                 81,500 (7)          1.67%
Thomas J. Cassady                                  26,250 (8)           .55%
John N. Galardi                                    30,062 (9)           .62%
A. George Cann                                     11,000(10)           .23%
Donna M. Pagano-Leo                                24,000(11)           .50%

All Officers and Directors                      2,438,328(12)         41.47%
as a group (9 persons)
---------------------------

(1) This column sets forth shares of Common Stock which are deemed to be "beneficially owned" by the persons named in the table under Rule 13D-3 of the Securities and Exchange Commission ("SEC").

(2) Includes 228,750 shares covered by currently exercisable warrants.

(3) Includes 346,250 shares covered by currently exercisable stock options and warrants.

(4) Includes 371,621 shares covered by currently convertible Series A Convertible Preferred Stock and 61,250 shares covered by currently exercisable stock options.

(5) Includes 43,750 shares covered by currently exercisable stock options.

(6) Includes 101,250 shares covered by currently exercisable stock options.

(7) Includes 80,000 shares covered by currently exercisable stock options.

(8) Includes 23,750 shares covered by currently exercisable stock options.

(9) Includes 25,000 shares covered by currently exercisable stock options.

(10) Includes 10,000 shares covered by currently exercisable stock options.

(11) Includes 24,000 shares covered by currently exercisable stock options.

(12) Includes 1,086,871 shares covered by currently exercisable stock options and warrants and currently convertible Series A Preferred Stock.

    (b) SECURITY OWNERSHIP OF MANAGEMENT (PREFERRED STOCK)

    The following table sets forth as of September 22, 1995, information with respect to the only class of equity securities of the Company other than Common Stock beneficially owned by a director or officer of the Company.

                                                       Number
                                                     of Shares
                            Name of                 Beneficially       Percent
Title of Class              Beneficial Owner           Owned           of Class
--------------              ----------------           -----           --------
Series A Convertible        Bill LeVine                550,000          67.9%
 Preferred Stock            Director


AVAILABILITY OF FORM 10-K REPORT

    COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1995 (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE, UPON WRITTEN REQUEST, TO ANY PERSON WHO ON SEPTEMBER 22, 1995 EITHER HELD COMMON STOCK OF THE COMPANY IN HIS OR HER NAME OR WAS THE BENEFICIAL OWNER OF SUCH STOCK HELD IN THE NAME OF ANOTHER PERSON. STOCKHOLDERS SHOULD SEND THEIR REQUESTS TO: BCT INTERNATIONAL, INC., 3000 N.E. 30TH PLACE, 5TH FLOOR, FORT LAUDERDALE, FLORIDA 33306-1957, ATTENTION: CORPORATE SECRETARY. OWNERS OF STOCK HELD IN THE NAME OF ANOTHER PERSON MUST INCLUDE IN THEIR REQUESTS A REPRESENTATION THAT THEY WERE THE BENEFICIAL OWNERS OF COMMON STOCK OF THE COMPANY AS OF SEPTEMBER 22, 1995. THE COMPANY WILL FURNISH ANY EXHIBITS TO FORM 10-K TO EACH STOCKHOLDER REQUESTING THEM UPON PAYMENT OF A FEE OF $.30 PER PAGE TO COVER THEIR COST.

SUBMISSION OF STOCKHOLDER PROPOSALS

    Any stockholder proposals for the 1996 Annual Meeting of Stockholders must be received by the Company no later than May 4, 1996, to be eligible for inclusion in the Company's proxy statement and accompanying proxy for such meeting.

                     ELECTION OF DIRECTORS OF THE COMPANY

    As provided for in Article Eight of its Certificate of Incorporation, the Company has a classified Board of Directors consisting of classes I, II, and III, with one class to be elected at each Annual Meeting of Stockholders. The current Directors of the Company by class are as follows:

     Class I                      Class II                    Class III
  (expires 1997)               (expires 1996)               (expires 1995)
  --------------               --------------               --------------
William A. Wilkerson           Robert F. Bond               Raymond J. Kiernan
John N. Galardi                Thomas J. Cassady            Henry A. Johnson
Bill LeVine

NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY

    Messrs. Raymond J. Kiernan and Henry A. Johnson have been nominated by the Board of Directors for election as Class III Directors. If any nominee for director is unable or declines to serve for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. All nominees have consented to serving as directors.

    The following information is set forth below for each nominee: principal occupations during the past five or more years, the period of service as a director of the Company or its predecessor, other directorships and business affiliations (including public Company directorships), and age:

Name                           Position           Age           Director Since
----                           --------           ---           --------------
Raymond J. Kiernaan            Director            70           December 1983

Henry A. Johnson               Director            60           February 1975

    Raymond J. Kiernan has been a Director of the Company since December 1983 and has been a Director of Fleet Trust Company, New York, New York, and Fleet Trust Company of Florida since 1983. In 1979, Mr. Kiernan retired from his position as a Vice President and division Director of Merrill, Lynch, Pierce, Fenner & Smith, Inc. Mr. Kiernan is a former Governor of the National Association of Securities Dealers.

    Henry A. Johnson, founder of BCT, has been a Director of the Company since January 1986. From January 1986 until October 1988, he was Senior Vice President/Operations of the Company. In October 1988, he resigned his position with the Company and became Senior Vice President/Operations of the Company's Business Cards Tomorrow, Inc., subsidiary ("BCT"). In February 1989, he accepted the additional responsibilities of Executive Vice President of BCT. Previously, he was Senior Vice President/Operations for Business Cards Tomorrow, Inc. (a Florida Corporation), from January 1978. In March 1990, he retired from his position with BCT; however, he has continued to provide consulting services to BCT. Presently, Mr. Johnson is the owner and operator of Colorful Copies in Las Vegas, Nevada.

    The following information is set forth for directors of the Company whose terms of office do not expire in 1995: principal occupations during the past five or more years, the period of service as a director of the Company or its predecessor, other directorships and business affiliations (including public Company directorships), and age:

Name                         Age            Position              Director Since
----                         ---            --------              --------------
William A. Wilkerson          53            Chairman of the       January 1978
                                            Board

John N. Galardi               56            Director              August 1990

Bill LeVine                   74            Director              May 1992

Thomas J. Cassady             73            Director              April 1988

Robert F. Bond                54            Director              May 1980

    William Wilkerson has been Chairman of the Board and a Director of the Company since January 1986. In May 1988, he accepted the additional responsibility of Chief Executive Officer. He was President and Chief Executive Officer of Business Cards Tomorrow, Inc. (a Florida Corporation) from January 1978 to January 1982 and Chairman from January 1982 to January 1986.

    John N. Galardi became Director of the Company in August 1990. He has been a franchisor for more than 30 years and is the Chairman of the Board of Galardi Group, Inc., a restaurant holding company based in Newport Beach, California, which operates 350 fast food restaurants. In addition, Mr. Galardi is an investor in several other private businesses.

    Bill LeVine became a Director of the Company in May 1992. Mr. LeVine is the pioneer of the quick printing industry. He founded Postal Instant Press (PIP Printing) in 1967 and served as its Chairman, Chief Executive Officer and President until January 1988. Since that time, he has focused on private investments. Since 1992, Mr. LeVine has been a Director of Fast Frame, Inc., Los Angeles, California. Mr. LeVine has been a Director of First Business Bank in Los Angeles, California, since 1982, and Rentrak Company, formerly National Video, Portland, Oregon, since 1987.

    Thomas J. Cassady became a Director of the Company in April 1988 and has been a Director of Photo Control Company, Minneapolis, Minnesota, since February 1978. Mr. Cassady is a veteran of more than 30 years in the financial and securities field, having served as President and Chief Administrative Officer of Merrill, Lynch, Pierce, Fenner & Smith, Inc., until his retirement in 1978.

    Robert F. Bond has been a Director of the Company since May 1980 and was Secretary/Treasurer from February 1981 to August 1988 and Chairman of the Board from January 1985 to January 1986. Since 1985, he has been a principal in First Madison Group, Inc., an investment banking firm in Montville, New Jersey.

Executive Officers of the Company

    The following table sets forth the age, position and term of office (with the Company or its predecessor) of each executive officer of the Company:

                                                                Executive
Executive Officer         Age      Position                     Officer Since
-----------------         ---      --------                     -------------
William A. Wilkerson      53       Chairman of the Board;       January 1978
                                   Chief Executive Officer

A. George Cann            39       Chief Operating Officer;     May 1995
                                   President of BCT

Donna M. Pagano-Leo       34       Vice President;              October 1992
                                   Treasurer;
                                   Chief Financial Officer;
                                   Secretary                    May 1995

    See information concerning Mr. Wilkerson under "Election of Directors of the Company", above.

    A. George Cann was appointed as President of BCT in April 1995. Previously, Mr. Cann worked in the Kinko's organization for 13 years in various capacities. Since December 1987, he has been President and a principal shareholder of Kinko's Grand Rapids, Inc., the owner and operator of three Kinko's copy center stores in Michigan. Mr. Cann's role with Kinko's Grand Rapids, Inc., has been limited to that of a passive investor since he joined the Company. From February 1991 through September 1994, Mr. Cann held the position of Vice President of Operations and Product Development at Kinko's Service Corporation, Ventura, California. From June 1990 through February 1991, he was a Director of Kinko's Service Corporation. From May 1990 through February 1991, he was Regional Manager in Michigan for K-Graphics, Inc., a multi-state owner and operator of Kinko's stores.

    Donna M. Pagano-Leo joined the Company as Vice President/Chief Financial Officer and Treasurer in October 1992. In May 1995, Ms. Leo was appointed Secretary of the Company. Ms. Leo is a certified public accountant, a member of the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants, and has worked in public accounting since 1983. Prior to joining BCT, Ms. Leo served as an audit manager with the accounting firm of Price Waterhouse LLP for seven years and was a staff accountant with the firm of Arthur Young & Co. for two years.

Committees of the Board of Directors of the Company

    On January 10, 1986 the Board of Directors established an Audit Committee, which now consists of Messrs. Galardi (Chairman), Kiernan and LeVine to monitor the financial controls and reporting of the Company.

    On January 10, 1986 the Board of Directors also established a Compensation and Stock Option Committee, which now consists of Messrs. Kiernan (Chairman), LeVine and Galardi. This Committee has the responsibility to review and make recommendations to the Board of Directors regarding executive compensation and stock options.

    There were two meetings of these committees during the fiscal year ended February 28, 1995.

    The Company has no Nominating Committee.

Meetings of the Board of Directors of the Company

    During the Company's fiscal year ended February 28, 1995, four meetings of the Board of Directors of the Company were held.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors, which is comprised of non-employee directors, has overall responsibility to review and recommend broad-based compensation plans for executive officers of the Company and its subsidiary to the Board of Directors. One of the members of the Compensation Committee, Mr. LeVine, has invested significant sums of money in the Company. (See Certain Relationships and Related Transactions). Pursuant to recently adopted rules designed to enhance disclosure of companies' policies toward executive compensation, set forth below is a report submitted by Messrs. Kiernan, Galardi and LeVine in their capacity as the Board's Compensation Committee addressing the Company's compensation policies for fiscal 1995 as they affected Mr. William A. Wilkerson, Chairman of the Board and Chief Executive Officer and Mr. Peter T. Gaughn, President of BCT, Chief Operating Officer and Secretary. Mr. Gaughn resigned from the Company in January 1995.

Compensation Policies For Executive Officers

    The executive compensation program is based on a philosophy which aligns compensation with business strategy, Company values and management initiatives. The principles underlying this compensation philosophy are: the linkage of executive compensation to the enhancement of shareholder value; maintenance of a compensation program that will attract, motivate and retain key executives critical to the long-term success of the Company; creation of a performance oriented environment by rewarding performance leading to the attainment of the Company's goals; evaluation of competitiveness of salary and equity incentive opportunities; and determination of the adequacy and propriety of the annual bonus plan, including structure and performance measures.

Relationship of Performance Under Compensation Plans

    Compensation paid Messrs. Wilkerson and Gaughn in fiscal 1995, as reflected in the following Tables, consisted of base salary. The Compensation Committee did not award any annual bonuses to the executive officers due to the Company's failure to achieve the operating results set forth in its targeted operating budget for fiscal 1995. In addition, as indicated in the Tables, in fiscal 1995 the Compensation Committee awarded stock options to Mr. Wilkerson.

    The Company's executive compensation policies are oriented toward utilization of objective performance criteria. The principal measures of performance that are utilized by the Compensation Committee are targeted versus actual operating budget and income growth. Subjective performance criteria are utilized to only a limited degree. As stated previously, based on the objective criteria, no bonuses were awarded in fiscal 1995.

Annual Bonus Arrangements

    The Company's annual bonuses to its executive officers, as indicated on the previous page, are based on both objective and subjective performance criteria. Objective criteria include actual versus target annual operating budget performance and actual versus target annual income growth. Target annual income growth and target annual operating budgets utilized for purposes of evaluating annual bonuses are based on business plans which have been approved by the Board of Directors. Subjective performance criteria encompass evaluation of each officer's initiative and contribution to overall corporate performance, the officer's managerial ability, and the officer's performance in any special projects that the officer may have undertaken. Performance under the subjective criteria was determined at the end of fiscal 1995 after informal discussions with other members of the Board.

Mr. Wilkerson's Fiscal 1995 Compensation

    During fiscal 1993, the Compensation Committee approved a seven year employment contract for Mr. Wilkerson for fiscal years beginning in fiscal 1994. All of Mr. Wilkerson's fiscal 1995 compensation was paid pursuant to this contract. Following is a discussion of the employment contract as well as the performance review determining his annual bonus.

    The Compensation Committee approved an employment contract for Mr. Wilkerson, as Chairman of the Board and Chief Executive Officer, on January 21, 1993, to become effective March 1, 1993. The term of the employment contract is seven years. The agreement calls for minimum annual salary amounts during the term of this contract as follows:

                Year Ending February 28           Amount
                -----------------------           ------
                          1994                   $275,000
                          1995                   $275,000
                          1996                   $275,000
                        1997-2000                $300,000

    In the event that Mr. Wilkerson is substantially incapacitated during the term of his employment for a period of 90 days in the aggregate during any twelve month period, the Company has the right to terminate his employment. Under such termination, Mr. Wilkerson will receive one-half of his salary in effect on the date of termination for the remaining term of the agreement. Additionally, in the event of Mr. Wilkerson's death during his employment, his designated beneficiary or his estate shall be paid one-half of his salary in effect on the date of his death for the remaining term of the agreement.

    The performance considerations utilized by the Compensation Committee in determining the terms of Mr. Wilkerson's employment contract were as follows:

 . His hiring of a new and successful management team.

 . His ability to lead the Company to substantial and increasing profitability.

 . His implementation of a new franchisee credit and collection policy achieving maximum collectibility.

 . His development of new and positive investment banking and market maker relationships.

 . His success in maintaining the Company's NASDAQ listing under difficult circumstances through conversion of subordinated debentures, a preferred stock offering and increased profitability.

 . The Company's overall performance in fiscal 1993 yielding substantial revenue and income growth and substantially surpassing goals set forth in the targeted operating budget.

    Mr. Wilkerson's fiscal 1995 and 1996 salary was kept at $275,000, which is the minimum level prescribed for those years in his employment contract.

Mr. Gaughn's Fiscal 1995 Compensation

    Mr. Gaughn's fiscal 1995 compensation reflects a cost of living salary increase of 5%. Mr. Gaughn resigned his position in January 1995.

                SUBMITTED BY THE COMPENSATION COMMITTEE OF THE
                         COMPANY'S BOARD OF DIRECTORS:

       RAYMOND J. KIERNAN           JOHN N. GALARDI          BILL LEVINE

Executive Compensation and Transactions

 (a) Compensation Tables

  The following tables set forth the compensation received for services in all capacities to the Company during its fiscal years ended February 28, 1995, 1994, and 1993, by the two executive officers of the Company as to whom the total salary and bonus in the most recent year exceeded $100,000.

                            BCT International, Inc.
                          Summary Compensation Table
                       Fiscal Years 1995, 1994 and 1993
                                 000's omitted
                                 -------------

                                                                                                    Long-Term
                                       Annual Compensation                                      Compensation Awards
----------------------------------------------------------------------------------------------------------------------
                                                                            Form of Payment
                                      Fiscal                                ---------------
Name              Position             Year       Salary       Bonus         Cash    Shares           Options
----              --------            ------      ------       -----         ----    ------           -------
W. Wilkerson      Chairman of          1995       $281 (1)     $ 23 (2)      $304       ---             200
                  the Board and        1994       $237 (1)     $  2 (2)      $239 (2)   ---             ---
                  Chief Executive      1993       $187         $ 25 (2)      $187       ---               2
                  Officer

P.T. Gaughn       Chief Operating      1995       $106         $ 25 (3)      $131        ---            ---
                  Officer,             1994       $109           ---         $109        ---             10
                  Secretary            1993       $ 99         $ 25 (3)      $ 99        ---             12
                  and President
                  of Subsidiary (4)

(1) Salary for fiscal 1995 and 1994 includes a $12 car allowance.
(2) Bonus for fiscal 1993 was determined in July 1993, of which $2 was paid in fiscal 1994 and the remainder was paid in fiscal 1995.
(3) Bonus for fiscal 1993 of $25 was determined in July 1993 and was paid in fiscal 1995.
(4) Mr. Gaughn resigned from his position with the Company in January of 1995.

                            BCT International, Inc.
                   Aggregated Option Exercises and Year-End
                         Option Values for Fiscal 1995
                                 000's omitted
                                -------------

                                                                                      Number of               Value of
                                                                                     Unexercised            In-The-Money
                                                                                     Options at              Options at
                                          Shares                                     2/28/95 (#)             2/28/95 ($)
                                         Acquired on           Value                Exercisable/            Exercisable/
Name                 Position            Exercise #          Realized ($)           Unexercisable           Unexercisable
----                 --------            ----------          ------------           -------------           -------------
W. Wilkerson         Chairman of
                     the Board and
                     Chief Executive         ---                $ ---                  346 / 0                $860 / $0
                     Officer

P.T. Gaughn          Chief Operating
                     Officer,
                     Secretary               ---                $ ---                   56 / 0                $ 72 / $0
                     and President
                     of Subsidiary

                            BCT International, Inc.
                       Executive Management Compensation
                         Option Grants in Fiscal 1995
                                 000's omitted
                                 -------------

                                                                                                             Potential
                                                           % of                                           Realizable Value
                                                           Total                                             at Assumed
                                                          Options                                          Annual Rates of
                                                          Granted                                            Stock Price
                                         Options            to           Exercise        Expiration         Appreciation
Name                 Position            Granted         Employees        Price             Date           for Option Term
----                 --------            -------         ---------        -----             ----           ---------------
                                                                                                            5% ($)  10% ($)
W. Wilkerson         Chairman of
                     the Board and
                     Chief Executive       200              100%         $3.375           08/24/04         $1,100  /  $1,750
                     Officer

P.T. Gaughn          Chief Operating
                     Officer,
                     Secretary             ---              ---            ---               ---             $---  /   $---
                     and President
                     of Subsidiary

  (b) Other Compensation Arrangements

  Outside directors of the Company receive director's fees of $750 per month plus $750 for each Board of Directors meeting attended and $500 for each committee meeting attended.

  (c) Performance Graph

  The following graph compares the yearly percentage change during the Company's past five fiscal years in the cumulative total shareholder return on the Company's Common Stock with the cumulative total shareholder return during the same period for (i) the NASDAQ Stock Market (U.S. Companies) and (ii) a peer group index of NASDAQ stocks of companies in the Company's industry (the printing and graphic arts industry). The graph was prepared by the University of Chicago Graduate School of Business Center for Research in Security Prices. The cumulative total return in each case was calculated by dividing: (i) the sum of
(A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period. Raw data forming the basis for the graph, together with a list of the companies comprising the peer group index, is also included.


               Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                            BCT INTERNATIONAL, INC.

Prepared by the Center for Research in Security Prices
Produced on 09/13/95 including data to 02/28/95

                             [GRAPH APPEARS HERE]

                                                                NASDAQ
                                                                STOCKS
                                               NASDAQ           (SIC 2750-2759
                             BCT               STOCK            US COMPANIES)
Measurement Period           INTERNATIONAL,    MARKET           COMMERICIAL
(Fiscal Year Covered)        INC.              (US COMPANIES)   PRINTING
---------------------        ---------------   --------------   --------------
Measurement Pt-02/28/1990    $100.0            $100.0           $100.0
FYE 02/28/1991               $ 48.1            $110.2           $137.4
FYE 02/28/1992               $ 31.5            $157.3           $186.0
FYE 02/28/1993               $111.1            $167.4           $189.0
FYE 02/28/1994               $ 92.6            $198.1           $238.0
FYE 02/28/1995               $159.3            $200.9           $257.4

  (c) Compliance with Section 16(a) of the Exchange Act
     (see report on pages 14 of Form 10-K for fiscal 1994)

  (d) Certain Relationships and Related Transactions

  On February 28, 1994, the Company's Chairman and Chief Executive Officer William A. Wilkerson purchased 75,000 shares of the Company's Series B convertible preferred stock at a price of $1.00 per share pursuant to the Company's private placement of such stock. He paid the $75,000 purchase price by applying the $73,065 balance of a note owed to him by the Company, together with $1,935 cash. The Series B convertible preferred stock carried a 9% annual dividend, was scheduled to be redeemed in three years (March 1997) and was convertible into common stock at a price of $2.25 per share. The conversion ratio was based on the market price of the Company's common stock at the time of the commencement of the private placement offering of the Series B convertible preferred stock. The 75,000 shares of Series B convertible preferred stock were accompanied by three-year warrants issued to Mr. Wilkerson entitling him to purchase 33,333 shares of common stock at an exercise price of $3.00 per share.

  On March 31, 1994, Mr. Wilkerson exchanged his $100,000 principal amount of the Company's 11% convertible subordinated debentures, due March 31, 1994, for 100,000 additional shares of the Series B preferred stock, together with 44,444 additional warrants.

  In October 1994, the Company executed a commitment letter with a bank for a $200,000 unsecured line of credit, with an interest rate of prime + 1.5% and an expiration date of July 1, 1995. Draws against this line of credit are for capital projects and must be preapproved by the bank. This line of credit is personally guaranteed by Mr. Wilkerson. The Company is in the process of negotiating a renewal of the line of credit. To date no drawings have been made under this line of credit.

  On November 1, 1994, Mr. Wilkerson converted his 175,000 shares of Series B convertible preferred stock into 77,778 shares of the Company's common stock, pursuant to the Company's exercise of its option to convert the entire Series after six months in the event that the common stock traded at or above $3.50 for 20 consecutive trading days. In connection with the conversion of the Series B convertible preferred stock, the Company exercised its option to redeem 77,778 Series B warrants held by Mr. Wilkerson for $3,889 ($.05 each) on December 8, 1994.

  On August 24, 1994 the Board of Directors awarded Messrs. Wilkerson and Bond 200,000 and 15,000, respectively, immediately-exercisable non-qualified stock options, at an exercise price of $3.375 (the market price on the date of grant).

  In March 1991, the Company entered into a consulting agreement with BCT's founder and Director Henry A. Johnson, who had retired as an officer of the Company during fiscal 1991. Under this agreement, Mr. Johnson has provided such consulting services as are requested by the Board and/or the Company's Chief Executive Officer, in exchange for fees of $50,000 per year, payable in equal monthly installments. In May 1992, the agreement was formalized pursuant to a written consulting contract with an expiration date of February 29, 1996.

  On May 7, 1992, Mr. LeVine was appointed to the Company's Board of Directors. On that date, he purchased 550,000 shares of the Company's Series A convertible preferred stock at a price of $1 per share. The Series A preferred stock carries a cumulative annual dividend of 12%, is scheduled to be redeemed in five years (May 1997), and is convertible into common stock at a ratio of 1.48 shares of preferred stock per share of common stock. The conversion ratio was based on the market price of the common stock at the time of the transaction. In connection with his appointment to the Board and his purchase of the Series A preferred stock, Mr. LeVine was granted 10-year options to purchase 51,250 shares of common stock at a price of $1.48 per share (the market price on the date of grant).

  On February 28, 1994, Mr. LeVine purchased 500,000 shares of the Company's Series B convertible preferred stock at a price of $1 per share. Accompanying the 500,000 shares were three-year warrants entitling Mr. LeVine to acquire upon exercise 222,222 shares of the Company's common stock at an exercise price of $3.00 per share.

  On November 1, 1994, Mr. LeVine's 500,000 shares of Series B convertible preferred stock were forcibly converted by the Company into 222,222 shares of the Company's common stock. In connection with this conversion, the Company redeemed 222,222 Series B warrants held by Mr. LeVine for $11,111 ($.05 each) on December 8, 1994.

  (e) Compensation Committee Interlocks and
      Insider Participation

  Messrs. Kiernan and LeVine were included in fiscal 1995 and continue to be members of the Board's Compensation Committee.

Proposal 1

                   APPROVE SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Price Waterhouse LLP as the independent auditors for the Company for the fiscal year ending February 29, 1996. This selection is submitted for approval by stockholders at the Annual Meeting.

  A representative of Price Waterhouse LLP will attend the Annual Meeting to make a statement if he desires to do so and to respond to any appropriate questions that may be asked by stockholders.

  The affirmative vote of the holders of a majority of the shares voted is required for the approval of the foregoing proposal. The holders of the enclosed proxy will vote to ratify the action of the Board of Directors, unless otherwise directed.

         The Board of Directors recommends a vote FOR this Proposal 1.

Proposal 2

                        APPROVE 1995 STOCK OPTION PLAN

  The Company's Board of Directors has adopted the 1995 Stock Option Plan (the "Plan") for employees (including employees of subsidiaries, officers and directors of the Company). The Plan is effective September 1, 1995, subject to shareholder approval. A total of 250,000 shares of common stock are available for issuance under the Plan. No options have been granted under the Plan as of the date of this Proxy Statement.

  The Company's officers, directors and employees currently hold non-qualified stock options, issued outside of the Plan, to purchase 863,125 shares of common stock. These options are exercisable at prices ranging from $1.25 to $5.00 per share and expire between 1996 and 2005.

  The following description of the Plan is qualified by reference to the complete text of the Plan, which is set forth on Exhibit "A" to this Proxy Statement.

  The Plan provides for the issuance of up to 250,000 shares of common stock upon exercise of options designated as either "Incentive Stock Options"("ISO") or "Non-qualified Stock Options"("NQSO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the Plan is to encourage stock ownership by directors, officers and employees of the Company and give them a greater personal interest in the success of the Company. The Plan is administered by the Stock Option Committee of the Board of Directors or the entire Board (the "Committee"), which determines, among other things, the persons to be granted options under the Plan, the number of shares subject to each option and the exercise price.

  The exercise price of any ISO granted under the Plan may not be less than the fair market value of the shares subject to the option on the date of grant; provided, however, that the exercise price of any ISO granted to an eligible employee owning more than 10% of the outstanding common stock may not be less than 110% of the fair market value of the shares underlying such options on the date of grant. NQSOs may not be granted with exercise prices less than the fair market value of the shares subject to the option on the date of grant.

  The term of each option and the manner in which it may be exercised is determined by the Committee, provided that no option may be exercisable more than 10 years after the date of grant and, in the case of an ISO granted to an employee owning more than 10% of the common stock, no more than five years after the date of grant. ISOs may be granted only to employees. No option may be exercised unless at the time of exercise, the grantee is an officer, director or employee or was an officer, director or employee within the previous three months. In the event of death, options may be exercised during a 12-month period following such event. The Company may grant an employee, officer or director options for any number of shares (subject to the Plan's overall limit), except that the value of the shares subject to one or more ISOs first exercisable in any calendar year may not exceed $100,000 (determined at the date of grant). Options are not transferable, except upon the death of the grantee.

  The following is a summary of the federal income tax treatment under the Code, as presently in effect, of options granted under the Plan. The Company recommends that grantees seek independent tax advice with respect to their options.

  With respect to ISOs, a grantee will not recognize any taxable income at the time the option is granted and the Company will not be entitled to a federal income tax deduction at that time. No income will be recognized by the holder of an ISO at the time of exercise. If the grantee holds the shares of common stock acquired upon exercise of the ISO for the greater of two years after the date the option was granted or one year after the acquisition of such shares, the difference between the aggregate exercise price and the amount realized upon disposition of the shares will constitute a long-term capital gain or loss, as the case may be, to the grantee and the Company will not be entitled to a federal income tax deduction. If the shares of the Company's common stock are disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise, the grantee will realize taxable ordinary income in an amount equal to the excess of the market value of the shares of the common stock at the time of exercise, over the aggregate exercise price. The Company may be entitled to a federal income tax deduction equal to such amount. Special tax rules may apply in the case of a grantee who is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").

  With respect to NQSOs, the granting of the option does not produce taxable income to the grantee or a tax deduction to the Company. Taxable ordinary income will be recognized by the grantee at the time of exercise in an amount equal to the excess of the market value of the shares of common stock purchased at the time of such exercise over the aggregate exercise price. The Company may be entitled to a corresponding federal income tax deduction. Special rules may apply in the case of a grantee who is subject to Section 16(b) of the Exchange Act or a grantee who pays all or part of the option price by tendering shares of common stock owned by the grantee. Upon a subsequent taxable disposition of the shares of the Company's common stock, the grantee will generally recognize taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. Taxable income at the time of exercise will constitute wages subject to the withholding of federal income tax and the Company will be required to make whatever arrangements are necessary to ensure that funds equalling the amount of tax required to be withheld are available for payment. The tax basis for the shares of the Company's common stock acquired is the exercise price plus the taxable income recognized.

         The Board of Directors recommends a vote FOR this proposal 2.

                           ------------------------

  Please complete, date, sign and return the enclosed proxy at your earliest convenience.

                                                         BCT INTERNATIONAL, INC.

                                                                       EXHIBIT A


                            1995 STOCK OPTION PLAN
                                      FOR
                            BCT INTERNATIONAL, INC.
                            -----------------------


  1. Purpose. The purpose of this Plan is to advance the interests of BCT
     -------
INTERNATIONAL, INC., a Delaware corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide management and other key services and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

  2. Definitions. As used herein, the following terms shall have the meanings
     -----------
indicated:

  (a) "Board" shall mean the Board of Directors of the Company.

  (b) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 12 hereof or, if not appointed, the Board.

  (c) "Common Stock" shall mean the common stock, par value $.04 per share, of the Company.

  (d) "Director" shall mean a member of the Board.

  (e) "Disinterested Person" shall mean a Director who, during one year prior to the time he serves on the Committee and during such service, has not received Shares, options for Shares or any rights with respect to Shares under this Plan or any other employee and/or Director benefit plan of the Company or any of its affiliates except pursuant to an election to receive annual director's fees in securities of the Company.

  (f) "Employee" and "employment" shall, except where the context otherwise requires, mean or refer to a Director and his Directorship as well as to a regular employee and his employment.

  (g) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of the Common Stock on such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing bid and asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the closing bid and asked quotations for Common Stock as reported by the National Quotation Bureau, Incorporated, if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least 5 of the 10 preceding business days.

  (h) "Grantee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

  (i) "Incentive Stock Option" means an option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in
Section 422 of the Internal Revenue Code.

  (j) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  (k) "Key Employee" means any person, including officers and Directors, in the regular full-time employment of the Company or any Subsidiary who, in the opinion of the Committee, is or is expected to be primarily responsible for the management, growth or protection of some part or all of the business of the Company or a Subsidiary.

  (l) "Non-qualified Stock Option" means an option to purchase shares of Common Stock which is intended not to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code.

  (m) "Option" (when capitalized) shall mean any option granted under this Plan.

  (n) "Plan" shall mean this 1995 Stock Option Plan for BCT INTERNATIONAL, INC.

  (o) "Share(s)" shall mean a share or shares of the Common Stock.

  (p) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  3. Shares and Options. The Company may grant to Grantees from time to time
     ------------------
Options to purchase an aggregate of up to 250,000 Shares from Shares held in the Company's treasury or from authorized and unissued Shares. Of this amount, all or any may be optioned as Incentive Stock Options, as Non-qualified Stock Options, or any combination thereof. If any Option granted under this Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

  4. Conditions for Grant of Options.
     -------------------------------

  (a) Each Option shall be evidenced by an Option agreement that may contain any terms deemed necessary or desirable by the Committee, including, but not limited to, a requirement that the Grantee agree that, for a specified period after termination of his employment, he will not enter into any employment with, or participate directly or indirectly in, any entity which is directly or indirectly competitive with the Company, provided such terms are not inconsistent with this Plan or any applicable law. Grantees shall be selected by the Committee in its discretion and shall be Key Employees and Directors who are not employees;

provided, however, that Directors who are not employees shall not be eligible to receive Incentive Stock Options. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

  (b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation,
(i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Grantee for a specified period of time, provided that such terms and conditions are not more favorable to the Grantee than those expressly permitted herein.

  (c) The Options granted to Grantees under this Plan shall be in addition to regular salaries, Directors' fees, pension, life insurance or other benefits related to their employment or Directorships with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or Directorship or continuation of employment or Directorship by the Company or its Subsidiaries.

  (d) The Committee in its sole discretion shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Option.

  (e) Only Key Employees may be granted Incentive Stock Options under this Plan.

  (f) No employee may be granted any Incentive Stock Option pursuant to this Plan to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options granted to the employee under the terms of this Plan are exercisable for the first time by the employee during any calendar year exceeds $100,000.

  (g) Option agreements with respect to Incentive Stock Options shall contain such terms and conditions as are necessary to qualify such Options under Section 422 of the Internal Revenue Code, as such section may be amended from time to time.

  (h) Any Shares acquired by an executive officer or Director pursuant to the exercise of an Option may not be sold prior to the expiration of the six-month period following the date on which the Option was granted.

  5. Option Price. The option price per Share of any Option shall be any price
     ------------
determined by the Committee; provided, however, that in no event shall the option price per Share of any Option be less than (i) 100% or (ii) in the case of Incentive Stock Options to be granted to an individual who owns stock possessing more than

10% of the total combined voting power of all classes of stock of the Company, 110%, of the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

  6. Exercise of Options. An Option shall be deemed exercised when (i) the
     -------------------
Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Grantee's payment to the Company of the amount, if any, that is necessary for the Company or Subsidiary employing the Grantee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option agreement, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, by the Grantee's promissory note, with Shares or by a combination of the above; provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the business day immediately preceding the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to a Grantee, guarantee a loan to a Grantee, or otherwise assist a Grantee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Grantee attributable to such exercise. If the exercise price is paid in whole or part with the Grantee's promissory note, such note shall (w) provide for full recourse to the maker, (x) be collateralized by the pledge of the Shares that the Grantee purchases upon exercise of such Option, (y) bear interest at the prime rate of the Company's principal lender and (z) contain such other terms as the Committee in its sole discretion shall reasonably require. No Grantee or permitted transferee(s) thereof shall be deemed to be a holder of any Shares subject to an Option unless and until exercise has been completed pursuant to clauses (i-iii) above. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of exercise, except as expressly provided in Section 9 hereof.

  7. Exercisability of Options. Any Option shall become exercisable in such
     -------------------------
amounts, at such intervals and upon such terms as the Committee shall provide in the corresponding Option agreement, except as otherwise provided in this
Section 7.

  (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of (i) 10 years from the date of grant of the Option or (ii) in the case of an Incentive Stock Option granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company, five years from the date of the grant of the Option.

  (b) Except to the extent otherwise provided in any Option agreement, each outstanding Option shall become immediately fully exercisable:

     (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

       (ii) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the Board in existence immediately preceding the two year period shall have nominated the new Directors whose Directorships have created the altered Board composition; or

     (iii) if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

     (iv) if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company (unless such approved plan is subsequently abandoned).

  (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised.

  8. Termination of Option Period.
     ----------------------------

  (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

     (i) three months after the date on which the Grantee's employment is terminated for any reason other than by reason of (A) Cause (which, for purposes of this Plan, shall mean the termination of the Grantee's employment by reason of the Grantee's willful misconduct or gross negligence), (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee, or (C) death; provided, however, that the three-month period may be extended by the Committee in its discretion to up to 18 months with respect to Non-qualified Stock Options;

     (ii) immediately upon the termination of the Grantee's employment for Cause;

     (iii) six months after the date on which the Grantee's employment is terminated by reason of a mental or physical disability as determined by a medical doctor satisfactory to the Committee;

      (iv) (A) twelve months after the date of termination of the Grantee's employment by reason of death of the Grantee, or (B) three months after the date on which the Grantee shall die if such death shall occur during the six-month period specified in Subsection 8(a)(iii) hereof.

  (b) The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 7(b)(iii) or (iv) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after stockholder approval of such corporate transaction.

   9. Adjustment of Shares.
      --------------------

  (a) If, at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

     (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

     (ii) appropriate adjustment shall be made in the number of Shares and the option price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate option price.

  (b) Subject to the specific terms of any Option agreement, the Committee may change the terms of Options outstanding under this Plan with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 7(b)(iii) or (iv) hereof.

  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or option price of Shares then subject to outstanding Options granted under the Plan.

  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

  10. Transferability of Options. No Option shall be transferable by the Grantee
      --------------------------
otherwise than by will or the laws of descent and distribution or, in the case of Non-qualified Stock Options, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, nor shall any Option be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect.

  11. Issuance of Shares. As a condition of any sale or issuance of Shares upon
      ------------------
exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to ensure compliance with any applicable federal or state securities law or regulation including, but not limited to, the following:

     (i) a representation and warranty by the Grantee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

     (ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

  12. Administration of the Plan.
      --------------------------

  (a) The Plan shall be administered by a stock option committee (herein called the "Committee") consisting of not less than two Directors, all of whom shall be Disinterested Persons; provided, however, that if no Committee is appointed, the Board may administer the Plan, provided that all members of the Board at the time are Disinterested Persons. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

  (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or
(ii) without a meeting by the unanimous written approval of the members of the Committee.

  13. Interpretation.
      --------------

  (a) If any provision of the Plan should be held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

  (b) This Plan shall be governed by the laws of the State of Delaware.

  (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

  (e) This Plan is intended to meet the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") in order to provide Directors and executive officers of the Company with certain exemptions from the application of Section 16(b) of the Exchange Act.

  14. Amendment and Termination of the Plan. The Committee may from time to time
      -------------------------------------
amend or terminate the Plan or any Option consistent with the Plan; provided, however, that (except to the extent provided in Section 9) no such amendment may, without approval by the stockholders of the Company, (a) increase the number of Shares reserved for Options, (b) change the requirements for eligibility to receive Options, or (c) materially increase the benefits accruing to participants under the Plan; and provided, further, that (except to the extent provided in Section 8) no amendment or termination of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Grantee without the consent of such Grantee.

  15. Effective Date and Termination Date. The effective date of this Plan shall
      -----------------------------------
be September 1, 1995, provided that the Plan is approved by the Company's stockholders at the 1995 annual meeting, and the Plan shall terminate on the 10th anniversary of the effective date. After such termination date, no Options may be granted hereunder; provided, however, that Options outstanding at such date may be exercised pursuant to their terms.


Dated as of the 1st                     BCT INTERNATIONAL, INC.
day of September, 1995


                                        By: /s/ William A. Wilkerson
                                           -------------------------------------
                                        William A. Wilkerson,
                                        Chairman and Chief
                                        Executive Officer

                            BCT INTERNATIONAL, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
           1995 ANNUAL MEETING OF STOCKHOLDERS ON NOVEMBER 15, 1995

The undersigned hereby appoints William A. Wilkerson and Donna M. Pagano-Leo proxies with power of substitution to vote at the Annual Meeting (including adjournments) of Stockholders of BCT INTERNATIONAL, INC., to be held
November 15, 1995, with all powers the undersigned would possess if personally present as specified on the ballot below on the election of directors, on the proposals set forth, and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby. A majority (or, if only one, then that one) of the proxies or their substitutes acting at the meeting may exercise all powers hereby conferred.

I.  ELECTION OF CLASS III DIRECTORS

    [ ] FOR all nominees listed below (except as withheld in the space below)
    [ ] WITHHOLD AUTHORITY (to vote for all nominees listed below)

               Nominees: Raymond J. Kiernan and Henry A. Johnson

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

II.  APPROVE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors recommends a vote FOR the proposal to select Price Waterhouse LLP as the independent auditors for the Corporation for the fiscal year ending February 29, 1996.

     [ ] FOR     [ ] WITHHOLD AUTHORITY     [ ] ABSTAIN

III. APPROVAL OF 1995 STOCK OPTION PLAN

     The Board of Directors recommends a vote FOR the approval of the Corporation's 1995 Stock Option Plan.

     [ ] FOR     [ ] WITHHOLD AUTHORITY     [ ] ABSTAIN

     This proxy when properly executed will be voted in the manner directed herein by the Stockholder. If no contrary specification is made, this proxy will be voted FOR the election of the nominees of the Board of Directors and FOR the proposal set forth above and in the appointed proxies' discretion upon such other business as may properly come before the meeting.

     Please date, sign as your name appears below, and return this proxy in the enclosed envelope, whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.


                                      Date:                               , 1995
                                           -------------------------------

                                      PLEASE
                                      SIGN
                                      HERE:
                                           -------------------------------------
                                      (Executors, administrators, trustees,
                                      custodians, etc., should indicate capacity in which signing. When stock is held in the names of more than one person each person should sign the proxy.